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                                                                 EXHIBIT 10.10.6

[ARIANESPACE LOGO]
                                              Mr. Robert D. Briskman
                                              President, Systems Group
SENIOR VICE-PRESIDENT                         CD RADIO INC.
MARKETING-CUSTOMER'S SERVICE                  1001 22nd Street, NW
AND INTERNATIONAL AFFIARS                     Washington, DC 20037
                                              USA

                                              Evry, December 10, 1996
                                              DGC/RJ/cpL96361


Subject: Launch Opportunity Reservation Agreement 95.5.921 between Arianespace and CD Radio ((( the LORA )))

Dear Mr. Briskman,

As discussed, we are pleased to revise certain terms of the LORA as follows:

         - The Launch Period reserved for CD Radio under Article 1 of the LORA is hereby changed to. 1 November 1999 up to and including 30
         April 2000.

         - Notwithstanding the terms of Article 6 of the LORA, the reservation for the Launch Period referred to hereabove shall be valid until 31 May 1997.

         - The above amendments to the LORA are made notwithstanding the provisions of Article 5 of the LORA and all other terms thereof remain unchanged.

Could you kindly confirm your approval of the above terms by returning an executed copy of this letter.

Best Regards,



CD RADIO INC.


                                                   /s/ R.W. Jaeger
                                                   ---------------------------
                                                   Ralph-Werner Jaeger

/s/ Robert D. Briskman             Dec. 13, 1996
--------------------------        ---------------
MR. ROBERT D. BRISKMAN                  Date
President, Systems Group



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